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                     CONSENT OF RYDER SCOTT COMPANY, L.P.

  We hereby consent to the use of our report dated February 1, 2002 regarding Torch Energy Royalty Trust interest and to reference to our firm included in this Form 10-K.

                                  RYDER SCOTT COMPANY, L.P.


                                  By:  /s/ Ryder Scott Company, L.P.
                                       ------------------------------

Houston, Texas
March 29, 2002